UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21759

Name of Fund:	BlackRock Unconstrained Equity Fund (Formerly BlackRock Long-Horizon Equity Fund)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Unconstrained Equity Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2023

Date of reporting period: 10/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Emerging Markets Fund, Inc.

BlackRock Unconstrained Equity Fund

BlackRock Funds VII, Inc.

•   BlackRock Sustainable Emerging Markets Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended October 31, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(5.50)%	(14.61)%

U.S. small cap equities (Russell 2000® Index)	(0.20)	(18.54)

International equities (MSCI Europe, Australasia, Far East Index)	(12.70)	(23.00)

Emerging market equities (MSCI Emerging Markets Index)	(19.66)	(31.03)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.72	0.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.24)	(17.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.86)	(15.68)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.43)	(11.98)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.71)	(11.76)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2022	BlackRock Emerging Markets Fund, Inc.

Investment Objective

BlackRock Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2022, the Fund outperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

The Fund’s outperformance was primarily driven by an overweight in Brazil, while an overweight in Mexico also added to relative return. On an individual stock level, an underweight position in Tencent Holdings Ltd., a Chinese technology company, led positive contributions following decreases in revenue from games, ads, and the cloud business. An out-of-benchmark holding of Sendas Distribuidora S.A., a grocery store chain in Brazil, also contributed as the company reported good results driven by steady business expansion with the successful rollout of new stores.

An underweight in India was the largest detractor from relative return, while an underweight in Saudi Arabia also detracted. On an individual stock level, an overweight in Chinese real estate company Longfor Group Holdings Ltd. was the largest drag on performance. In July 2022 the Chinese property and financial sectors tumbled as homebuyers stopped mortgage payments on at least 300 projects in more than 50 cities in Mainland China. Longfor’s stock is well-owned by foreign investors, and the price dropped as institutional investors sold out of the Chinese property sector. An overweight to Chinese technology company Baidu, Inc. also detracted from performance following semiconductor restrictions that affected its artificial intelligence and cloud businesses.

Describe recent portfolio activity.

Over the period the Fund increased its overweights in Brazil and Mexico given positive macro views with respect to both countries. The Fund initiated a position in Brazilian brewing company Ambev, on expectations for margins to beat consensus due to better pricing power and the company’s ability to take market share. The stock is also attractively valued and trades at pre-COVID levels. The Fund also added to holdings of Korean electronics company Samsung Electronics Co., Ltd. following the United States ban on Chinese chip technology and on a positive view of the company’s capacity and margin discipline.

The Fund reduced its holdings of Taiwan Semiconductor Manufacturing Company Limited as technology exposure was rotated from Taiwan to Korea given the weakness of the Korean won, and also reflecting a preference for memory chip exposure relative to logic chips. The Fund exited its position in Chinese technology company Tencent Holdings Ltd. following decreases in revenue from games, ads and its cloud business.

The Fund’s cash position averaged approximately 8.6% over the six-month period. The cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Markets Index, the Fund ended the period overweight Brazil and Mexico, while being underweight India and Korea. In sector terms, the Fund was overweight consumer staples and real estate, and underweight information technology and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(16.89)%	(34.73)%	N/A	(0.44)%	N/A	2.02%	N/A
Investor A	(16.97)	(34.91)	(38.32)%	(0.68)	(1.74)%	1.68	1.13%
Investor C	(17.24)	(35.36)	(36.00)	(1.42)	(1.42)	1.03	1.03
Class K	(16.86)	(34.71)	N/A	(0.38)	N/A	2.04	N/A

MSCI Emerging Markets Index(c)	(19.66)	(31.03)	N/A	(3.09)	N/A	0.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets.

(c)	An index that captures large- and mid-cap representation across Emerging Markets (EM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022 (continued)	BlackRock Emerging Markets Fund, Inc.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 831.10	$ 3.97		$ 1,000.00	$ 1,020.87	$ 4.38		0.86%
Investor A	1,000.00	830.30	5.12		1,000.00	1,019.61	5.65		1.11
Investor C	1,000.00	827.60	8.57		1,000.00	1,015.83	9.45		1.86
Class K	1,000.00	831.40	3.74		1,000.00	1,021.12	4.13		0.81

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Samsung Electronics Co. Ltd.	5.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.2
HDFC Bank Ltd.	2.3
Hapvida Participacoes e Investimentos SA	2.0
Sendas Distribuidora SA	2.0
Yum China Holdings, Inc.	1.9
B3 SA - Brasil Bolsa Balcao	1.5
Credicorp Ltd.	1.4
Grupo Financiero Banorte SAB de CV, Class O	1.4
China Mengniu Dairy Co. Ltd.	1.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

China	22.9%
India	12.3
South Korea	10.9
United States	10.6
Brazil	9.9
Taiwan	7.9
Mexico	6.1
Indonesia	2.8
Saudi Arabia	2.1
United Arab Emirates	2.0
Malaysia	2.0
South Africa	1.8
Thailand	1.4
Peru	1.4
Poland	1.3
Kazakhstan	1.3
Singapore	1.3
Other#	4.6
Liabilities in Excess of Other Assets	(2.6)

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2022	BlackRock Unconstrained Equity Fund

Investment Objective

BlackRock Unconstrained Equity Fund’s (the “Fund”) investment objective is to seek to achieve long term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2022, all of the Fund’s share classes underperformed its benchmark, the MSCI World Index.

What factors influenced performance?

As interest rates were raised to tackle inflation, the outlook for the economy deteriorated with equity markets displaying significant volatility over the period. Forward-looking earnings estimates were revised downward following both the second and third quarter 2022 reporting seasons, and all sectors delivered a negative return over the period except for energy. This weighed on Fund returns as the portfolio owns no energy stocks. Even as share prices are volatile, the investment adviser continued to focus on the long-term sustainability of earnings in its analysis and avoiding trading around the cycle given the inherent market timing and whipsaw risk that creates.

An overweight to ASML Holding N.V. weighed on relative performance as investors became increasingly concerned about the outlook for global growth and the potential demand implications for the semiconductor industry. While ASML experienced some delays in recognizing revenues during the period, this timing issue is expected to be resolved next calendar year and ASML’s technological edge in lithography indicates that the company is well-positioned to deliver long-term sustainable growth. Elsewhere, a position in Nike Inc. detracted as inventories built up and the athletic apparel company offered more promotions to maintain demand, putting margins under pressure.

Positive contributors included Verisign Inc., a domain name registry business, which raised its full year margin guidance, and Cadence Design Systems Inc., a market leader in electronic design automation software used in designing semiconductors which raised its full year 2022 revenue and margin guidance when reporting both its second and third quarter results. Structurally, Cadence continues to benefit from the demand for increasingly complex and specific semiconductors.

Describe recent portfolio activity.

Portfolio changes are driven by stock-specific investment decisions. Typically, trades are made where the structural investment case changes or when the identification of better investment opportunities forces action. Over the review period, a position in Edward Lifesciences Corp. was sold and a position in Thermo Fisher Scientific Inc. was initiated. The sale of Edward Lifesciences was based on increasing concerns about the size of the company’s long-term market opportunity as procedure volumes have not rebounded post-COVID to the extent expected. Thermo Fisher is a life science instruments and solutions business, utilizing its scale and wide product portfolio to deepen relationships with customers. The company has a strong track record of acquiring businesses, integrating them into its portfolio and ultimately delivering an attractive return on investment. The company benefits from the structural growth in life sciences and biologics and has a strong track record of innovation to meet evolving client needs.

Describe portfolio positioning at period end.

The Fund continues to pursue a long-only, concentrated approach with low anticipated turnover, designed to maximize returns from extraordinary businesses based on fundamental insights. The portfolio reflects the investment adviser’s bottom-up fundamental analysis of individual companies with a goal of having at least half of the Fund invested in businesses with resilient earnings and cash flows.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(9.28)%	(23.84)%	N/A	7.88%	N/A	8.15%	N/A
Investor A	(9.38)	(24.07)	(28.06)%	7.59	6.43%	7.86	7.28%
Investor C	(9.71)	(24.64)	(25.25)	6.73	6.73	7.18	7.18
Class R	(9.49)	(24.32)	N/A	7.19	N/A	7.43	N/A

MSCI World Index(c)	(8.09)	(18.48)	N/A	6.37	N/A	8.94	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities. The Fund’s returns prior to October 15, 2012 are the returns of the Fund when it followed different investment strategies under the name BlackRock Global Dynamic Equity Fund. The Fund’s total returns for the period between October 15, 2012 and February 28, 2022 are the returns of the Fund when it followed a different investment objective and different investment strategies and investment process under the name BlackRock Long-Horizon Equity Fund.

(c)	A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022 (continued)	BlackRock Unconstrained Equity Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 907.20	$ 4.57		$ 1,000.00	$ 1,020.42	$ 4.84		0.95%
Investor A	1,000.00	906.20	5.77		1,000.00	1,019.16	6.11		1.20
Investor C	1,000.00	902.90	9.35		1,000.00	1,015.38	9.91		1.95
Class R	1,000.00	905.10	6.96		1,000.00	1,017.90	7.38		1.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Mastercard, Inc., Class A	9.7%
LVMH Moet Hennessy Louis Vuitton SE	9.0
ASML Holding NV	7.0
Microsoft Corp.	6.7
Cadence Design Systems, Inc.	5.4
Costco Wholesale Corp.	4.9
S&P Global, Inc.	4.6
Novo Nordisk A/S, Class B	4.5
Lonza Group AG, Registered Shares	4.5
Verisk Analytics, Inc.	4.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

United States	67.3%
France	9.0
Netherlands	7.0
Denmark	4.5
Switzerland	4.5
United Kingdom	4.4
Italy	3.3
China	—(b)
Liabilities in Excess of Other Assets	(—)(c)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1.0% of net assets.
(c)	Rounds to more than (1.0)% of net assets.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2022	BlackRock Sustainable Emerging Markets Equity Fund

Investment Objective

BlackRock Sustainable Emerging Markets Equity Fund’s (the “Fund”) investment objective is to seek to maximize total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2022, the Fund outperformed its benchmark the MSCI Emerging Markets Index.

What factors influenced performance?

The Fund’s overweight to and stock selection within both Mexico and Brazil, as well as stock selection in Korea, were among the largest contributors to relative performance over the period. In terms of individual holdings, Latin America positions were the most significant contributors to performance. In particular, Mexico benefitted from a benign political backdrop and solid economic trends, including a rising share of exports to the United States. In this vein, Grupo Financiero Banorte, Mexico’s second-largest bank by total loans, was the top individual contributor over the period, showing strong net interest income and margin increases driven by interest rate sensitivity. Walmart de Mexico, the Mexican and Central American Walmart division, also contributed to relative performance as a defensive holding which outperformed during market weakness. Outside of Latin America, Indian bank Axis Bank Limited was a notable contributor during the period. The bank showed net interest income and margin improvement, thanks to a better balance sheet mix, a higher share loans denominated in the Indian rupee, and a higher share of retail loans.

The Fund’s underweights in India and Saudi Arabia, as well as stock selection in South Africa, were among the largest detractors. Negative market sentiment around the property sector in China weighed on performance for property developer Longfor Properties and China Merchants Bank in particular. In July 2022 the Chinese property and financial sectors tumbled as homebuyers stopped mortgage payments on at least 300 projects in more than 50 cities in Mainland China. Longfor’s stock price dropped as overseas institutional investors sold out of China’s property sector. In addition, sentiment with respect to Longfor suffered from the announcement near the end of the period that its founder was resigning as Chairlady due to “health and age reasons”. Baidu, Inc., the Chinese internet search company, also detracted from relative performance, as the stock fell given dampened sentiment towards offshore Chinese equities. In addition, in October 2022 the company revised downward its advertising and cloud business outlook. The fund’s cash position had no material impact on performance.

Describe recent portfolio activity.

Over the six-month period, the Fund added exposure to a number of emerging markets countries, mainly Brazil and India, while reducing exposure to countries where the outlook is more cautious, in particular China and Taiwan. Exposure to Brazil was increased given a positive macro view on the country. The reduction in exposure to China reflects a more cautious view on that market as investors grapple with the country’s zero-COVID policy and distressed property sector. However, the Fund had been selectively adding to specific companies and sectors in China. From a sector positioning perspective, the Fund added to healthcare, consumer staples and financials, while reducing exposure to information technology, materials and industrials.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Market Index benchmark, the Fund ended the period overweight Mexico, Brazil and the United Arab Emirates, while being underweight China, Taiwan and Saudi Arabia. In sector terms, the Fund was overweight financials, healthcare and real estate, and underweight materials, industrials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(14.82)%	(33.15)%	N/A	(3.41)%	N/A	3.33%	N/A
Investor A	(14.93)	(33.33)	(36.83)%	(3.64)	(4.67)%	3.09	2.53%
Class K	(14.81)	(33.11)	N/A	(3.37)	N/A	3.34	N/A
Class R	(15.01)	(33.51)	N/A	(4.02)	N/A	2.64	N/A

MSCI Emerging Markets Index(c)	(19.66)	(31.03)	N/A	(3.09)	N/A	0.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers located in countries with emerging markets and derivatives that have similar economic characteristics. The Fund’s total returns prior to October 31, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Pacific Fund, Inc. The Fund’s total returns for the period between October 31, 2017 and November 1, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies and investment process under the name BlackRock Asian Dragon Fund Inc.

(c)	An index that captures large- and mid-cap representation across Emerging Markets (EM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022 (continued)	BlackRock Sustainable Emerging Markets Equity Fund

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 851.80	$ 4.01		$ 1,000.00	$ 1,020.87	$ 4.38		0.86%
Investor A	1,000.00	850.70	5.18		1,000.00	1,019.61	5.65		1.11
Class K	1,000.00	851.90	3.78		1,000.00	1,021.12	4.13		0.81
Class R	1,000.00	849.90	6.34		1,000.00	1,018.35	6.92		1.36

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2022 (continued)	BlackRock Sustainable Emerging Markets Equity Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	6.8%
Samsung Electronics Co. Ltd.	5.1
HDFC Bank Ltd.	3.3
Wal-Mart de Mexico SAB de CV	3.0
Grupo Financiero Banorte SAB de CV, Class O	2.7
Hapvida Participacoes e Investimentos SA	2.6
B3 SA-Brasil Bolsa Balcao	2.6
Samsung SDI Co. Ltd.	2.6
Tata Consultancy Services Ltd.	2.4
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

China	19.1%
India	12.6
South Korea	12.1
Brazil	10.6
Taiwan	9.2
Mexico	7.6
United States	6.9
United Arab Emirates	3.7
Malaysia	2.9
South Africa	2.8
Hong Kong	2.5
United Kingdom	2.4
Thailand	2.1
Indonesia	1.8
Panama	1.7
Greece	1.6
Kazakhstan	1.5
Singapore	1.4
Other#	0.7
Liabilities in Excess of Other Assets	(3.2)

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only in BlackRock Emerging Markets Fund, Inc. and BlackRock Sustainable Emerging Markets Equity Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Emerging Markets Fund, Inc. and BlackRock Sustainable Emerging Markets Equity Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of BlackRock Emerging Markets Fund, Inc. and BlackRock Sustainable Emerging Markets Equity Fund Class K Shares would be substantially similar to the performances of the applicable Fund’s Institutional Shares because Class K Shares and Institutional Shares of each Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On October 28, 2021, BlackRock Sustainable Emerging Markets Equity Fund’s issued and outstanding Investor C Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares (available only in BlackRock Emerging Markets Fund, Inc. and BlackRock Unconstrained Equity Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Unconstrained Equity Fund and BlackRock Sustainable Emerging Markets Equity Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	11

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 of the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2022	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 9.7%
Ambev SA	13,718,270	$42,491,979
Ambev SA, ADR	6,309,695	19,181,473
B3 SA - Brasil Bolsa Balcao	16,714,279	48,665,716
Hapvida Participacoes e Investimentos SA(a)	44,519,692	67,225,554
Multiplan Empreendimentos Imobiliarios SA	4,591,950	23,433,124
Petro Rio SA(b)	1,710,828	11,721,267
Petroleo Brasileiro SA, ADR	3,008,631	38,570,649
Sendas Distribuidora SA	16,986,834	65,178,405

		316,468,167

Chile — 0.3%
Banco de Chile	103,892,450	9,501,727

China — 22.9%
Alibaba Group Holding Ltd.(b)	3,139,500	24,409,319
Alibaba Group Holding Ltd., ADR(b)(c)	433,719	27,575,855
Baidu, Inc., ADR(b)(c)	430,422	32,957,412
Baidu, Inc., Class A(b)	1,681,900	16,124,367
Bank of China Ltd., Class H	92,889,000	29,917,426
BOC Hong Kong Holdings Ltd.	10,430,000	32,409,201
China Mengniu Dairy Co. Ltd.	14,450,000	46,256,591
China Oilfield Services Ltd., Class A	6,945,841	15,907,637
China Oilfield Services Ltd., Class H	19,928,000	22,433,325
Contemporary Amperex Technology Co. Ltd., Class A	373,600	19,072,568
ENN Energy Holdings Ltd.	3,514,000	34,936,345
Haier Smart Home Co. Ltd., Class H	7,331,600	18,350,889
Han’s Laser Technology Industry Group Co. Ltd., Class A	5,631,035	19,502,895
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	2,402,700	8,281,676
KE Holdings, Inc., ADR(b)	2,394,903	24,380,112
Kweichow Moutai Co. Ltd., Class A	148,000	27,288,622
Li Ning Co. Ltd.	2,231,500	11,543,368
Linklogis, Inc., Class B(a)(b)	1,935,500	675,875
Longfor Group Holdings Ltd.(a)	8,235,000	10,492,907
Meituan, Class B(a)(b)	2,369,200	37,932,159
NARI Technology Co. Ltd., Class A	7,558,630	25,253,142
NetEase, Inc.	1,419,100	15,745,265
NetEase, Inc., ADR(c)	350,721	19,507,102
Ningbo Ronbay New Energy Technology Co. Ltd., Class A	1,719,200	18,527,089
Shanghai International Airport Co. Ltd., Class A(b)	4,908,487	35,728,865
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	907,288	40,345,493
Sunny Optical Technology Group Co. Ltd.	2,107,600	18,264,450
Trip.com Group Ltd., ADR(b)	1,186,530	26,851,174
Yum China Holdings, Inc.	1,532,703	63,377,269
Zijin Mining Group Co. Ltd., Class H	27,798,000	26,514,791

		750,563,189

Egypt — 0.2%
Commercial International Bank Egypt SAE	5,534,249	7,418,473

Hong Kong — 0.8%
Melco Resorts & Entertainment Ltd., ADR(b)	2,691,831	14,724,315
Techtronic Industries Co., Ltd.	1,049,500	9,937,471

		24,661,786

Hungary — 0.5%
MOL Hungarian Oil & Gas PLC	2,732,596	16,406,757

Security	Shares	Value

India — 12.3%
Axis Bank Ltd.	3,186,549	$34,945,217
Bandhan Bank Ltd.(a)(b)	5,234,108	15,114,929
Godrej Consumer Products Ltd.(b)	2,181,486	21,869,080
Godrej Properties Ltd.(b)	1,337,226	20,404,739
HDFC Bank Ltd.	4,151,850	75,349,611
ICICI Bank Ltd.	2,233,926	24,562,797
ICICI Prudential Life Insurance Co. Ltd.(a)	7,262,540	44,600,868
InterGlobe Aviation Ltd.(a)(b)	874,790	18,877,603
ITC Ltd.	6,046,488	25,493,993
Larsen & Toubro Ltd.	480,904	11,774,025
Mahindra & Mahindra Ltd.	1,168,704	19,074,452
PVR Ltd.(b)	1,313,084	28,193,012
Tata Consultancy Services Ltd.	1,137,228	43,887,982
UltraTech Cement Ltd.	247,356	20,094,771

		404,243,079

Indonesia — 2.8%
Astra International Tbk PT	44,144,600	18,864,336
Bank Central Asia Tbk PT	62,359,100	35,250,187
Bank Rakyat Indonesia Persero Tbk PT	53,308,400	15,903,660
Telkom Indonesia Persero Tbk PT	74,161,900	20,828,429

		90,846,612

Italy — 0.5%
PRADA SpA	3,484,600	15,875,301

Kazakhstan — 1.3%
Kaspi.KZ JSC, GDR, Registered Shares(d)	643,493	42,113,555

Macau — 0.9%
Sands China Ltd.(b)	17,698,800	30,941,468

Malaysia — 2.0%
Malayan Banking Bhd	13,397,200	24,336,739
Public Bank Bhd	33,996,100	32,150,079
RHB Bank Bhd	7,415,900	8,980,587

		65,467,405

Mexico — 6.1%
Cemex SAB de CV(b)	14,474,161	5,625,147
Cemex SAB de CV, ADR(b)(c)	4,000,677	15,442,613
Fomento Economico Mexicano SAB de CV	6,345,550	45,552,293
Fomento Economico Mexicano SAB de CV, ADR	316,269	22,651,186
Grupo Aeroportuario del Pacifico SAB de CV, ADR(c)	139,543	21,637,537
Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,341,510	20,779,762
Grupo Financiero Banorte SAB de CV, Class O	5,722,213	46,513,017
Wal-Mart de Mexico SAB de CV	5,957,956	23,013,293

		201,214,848

Panama — 0.9%
Copa Holdings SA, Class A(b)(c)	383,220	28,829,641

Peru — 1.4%
Credicorp Ltd.	319,583	46,774,168

Poland — 1.3%
Bank Polska Kasa Opieki SA	1,696,573	27,805,915
Dino Polska SA(a)(b)	14,918	973,732
Powszechna Kasa Oszczednosci Bank Polski SA	2,517,951	13,721,254

		42,500,901

Russia(e) — 0.0%
Fix Price Group Ltd., GDR, Registered Shares(d)	3,992,341	639
Gazprom PJSC	8,520,027	1,373
Lukoil PJSC	198,150	32
Lukoil PJSC, ADR	1,171,876	187

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
Magnit PJSC	686,994	$111
Novatek PJSC	295,922	48
Sberbank of Russia PJSC(b)	6,788,060	1,094
TCS Group Holding PLC, GDR, Registered Shares(b)(d)	426,925	4,022

		7,506

Saudi Arabia — 2.1%
Saudi National Bank	2,202,341	34,808,512
Saudi Telecom Co.	2,449,867	26,320,868
Yanbu National Petrochemical Co.	752,487	8,947,003

		70,076,383

Singapore — 1.3%
Singapore Telecommunications Ltd.	23,562,000	41,486,663

South Africa — 1.8%
AngloGold Ashanti Ltd.	1,338,412	17,479,281
AngloGold Ashanti Ltd., ADR(c)	686,191	8,954,793
Sanlam Ltd.	10,919,596	31,829,984

		58,264,058

South Korea — 10.9%
Hana Financial Group, Inc.	551,123	15,933,722
Hansol Chemical Co. Ltd.	70,327	9,134,196
Kangwon Land, Inc.(b)	1,344,754	21,681,958
KB Financial Group, Inc.	1,051,416	35,379,167
KT Corp.	1,106,262	28,403,175
Samsung Electronics Co. Ltd.	4,153,268	172,858,282
Samsung Electronics Co. Ltd., GDR, Registered
Shares(d)	14,915	15,404,186
Samsung SDI Co. Ltd.	70,617	36,432,370
SK Innovation Co. Ltd.(b)	189,286	22,920,305

		358,147,361

Taiwan — 7.9%
Accton Technology Corp.	1,757,000	13,212,380
Chunghwa Telecom Co. Ltd.	10,130,000	34,927,383
momo.com, Inc.	487,200	7,268,848
Taiwan Semiconductor Manufacturing Co. Ltd.	14,245,000	171,256,283
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	39,719	2,444,704
Unimicron Technology Corp.	7,482,000	28,748,613

		257,858,211

Thailand — 1.4%
PTT PCL, NVDR	22,963,100	21,731,515
Thai Beverage PCL	63,084,500	25,631,443

		47,362,958

United Arab Emirates — 2.0%
Abu Dhabi Commercial Bank PJSC	7,806,172	20,094,382
Emaar Properties PJSC	16,172,403	26,696,670
Emirates NBD Bank PJSC	5,561,236	20,081,287

		66,872,339

Security	Shares	Value

United Kingdom — 0.5%
Prudential PLC	1,853,865	$17,221,773

Total Common Stocks — 91.8% (Cost: $3,791,632,285)		3,011,124,329

Preferred Securities

Preferred Stocks — 0.2%

Brazil — 0.2%
BCO Nacional SA, Preference Shares(e)	42,567,626	82
Petroleo Brasileiro SA, Preference Shares	1,211,262	6,990,170

		6,990,252

Total Preferred Securities — 0.2% (Cost: $7,525,357)		6,990,252

Total Long-Term Investments — 92.0% (Cost: $3,799,157,642)		3,018,114,581

Short-Term Securities

Money Market Funds — 10.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.92%(f)(g)	286,988,225	286,988,225
SL Liquidity Series, LLC, Money Market Series, 3.37%(f)(g)(h)	60,587,338	60,544,926

Total Short-Term Securities — 10.6% (Cost: $347,533,779)		347,533,151

Total Investments — 102.6% (Cost: $4,146,691,421)		3,365,647,732

Liabilities in Excess of Other Assets — (2.6)%		(84,414,716)

Net Assets — 100.0%		$3,281,233,016

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Emerging Markets Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$288,654,519	$—		$(1,666,294)	(a)	$—	$—	$286,988,225	286,988,225	$2,421,053		$—

SL Liquidity Series, LLC, Money Market Series	22,842,998	37,745,648	(a)	—		(37,159)	(6,561)	60,544,926	60,587,338	66,782	(b)	—

						$(37,159)	$(6,561)	$347,533,151		$2,487,835		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	2,396	12/16/22	$102,261	$(3,762,722)

Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 38,140,778	THB 1,454,059,943	BNP Paribas SA	12/23/22	$(239,992)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	HSBC Bank PLC(b)	02/10/23 – 02/13/23	$57,458,835	$(2,874,100	)(c)	$54,567,675	1.8%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	25,650,340	(4,238,910	)(e)	21,512,469	0.8

						$(7,113,010)	$76,080,144

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $17,060 of net dividends and financing fees.
(e)	Amount includes $(101,039) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	40-95 basis points	28 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Emerging Markets Fund, Inc.

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination dates February 10, 2023 and February 13, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Saudi Arabia
Nahdi Medical Co.	290,788	$15,312,077	28.1%

Total Saudi Arabia		15,312,077

United Kingdom
Prudential PLC	2,471,075	22,955,443	42.0
Standard Chartered PLC	2,728,180	16,300,155	29.9

Total United Kingdom		39,255,598

Net Value of Reference Entity — HSBC Bank PLC		$54,567,675

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Netherlands
Prosus NV	497,494	$21,512,469	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$21,512,469

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$—	$(7,113,010)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,762,722	$—	$—	$—	$3,762,722
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	239,992	—	—	239,992
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	7,113,010	—	—	—	7,113,010

	$—	$—	$10,875,732	$239,992	$—	$—	$11,115,724

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Emerging Markets Fund, Inc.

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(9,538,814)	$—	$—	$—	$(9,538,814)
Forward foreign currency exchange contracts	—	—	—	1,968,557	—	—	1,968,557
Swaps	—	—	23,562	—	—	—	23,562

	$—	$—	$(9,515,252)	$1,968,557	$—	$—	$(7,546,695)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,609,318)	$—	$—	$—	$(2,609,318)
Forward foreign currency exchange contracts	—	—	—	(239,992)	—	—	(239,992)
Swaps	—	—	(9,057,442)	—	—	—	(9,057,442)

	$—	$—	$(11,666,760)	$(239,992)	$—	$—	$(11,906,752)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$63,936,403

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$40,223,429

Total return swaps:
Average notional value	$106,519,579

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$—	$311,548
Forward foreign currency exchange contracts	—	239,992
Swaps — OTC(a)	—	7,113,010

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	7,664,550

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(311,548)

Total derivative assets and liabilities subject to an MNA	$—	$7,353,002

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities	(b)(c)

BNP Paribas SA	$239,992	$—	$—	$—	$239,992

HSBC Bank PLC	2,874,100	—	—	(2,874,100)	—

JPMorgan Chase Bank N.A	4,238,910	—	—	(4,238,910)	—

	$7,353,002	$—	$—	$(7,113,010)	$239,992

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Emerging Markets Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$316,468,167	$—	$—	$316,468,167
Chile	9,501,727	—	—	9,501,727
China	194,648,924	555,914,265	—	750,563,189
Egypt	—	7,418,473	—	7,418,473
Hong Kong	14,724,315	9,937,471	—	24,661,786
Hungary	—	16,406,757	—	16,406,757
India	—	404,243,079	—	404,243,079
Indonesia	—	90,846,612	—	90,846,612
Italy	—	15,875,301	—	15,875,301
Kazakhstan	—	42,113,555	—	42,113,555
Macau	—	30,941,468	—	30,941,468
Malaysia	—	65,467,405	—	65,467,405
Mexico	201,214,848	—	—	201,214,848
Panama	28,829,641	—	—	28,829,641
Peru	46,774,168	—	—	46,774,168
Poland	—	42,500,901	—	42,500,901
Russia	—	—	7,506	7,506
Saudi Arabia	—	70,076,383	—	70,076,383
Singapore	—	41,486,663	—	41,486,663
South Africa	40,784,777	17,479,281	—	58,264,058
South Korea	—	358,147,361	—	358,147,361
Taiwan	2,444,704	255,413,507	—	257,858,211
Thailand	—	47,362,958	—	47,362,958
United Arab Emirates	—	66,872,339	—	66,872,339
United Kingdom	—	17,221,773	—	17,221,773
Preferred Securities
Preferred Stocks	6,990,170	—	82	6,990,252
Short-Term Securities
Money Market Funds	286,988,225	—	—	286,988,225

	$1,149,369,666	$2,155,725,552	$7,588	3,305,102,806

Investments Valued at NAV(a)				60,544,926

				$3,365,647,732

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(3,762,722)	$(7,113,010)	$—	$(10,875,732)
Foreign Currency Exchange Contracts	—	(239,992)	—	(239,992)

	$(3,762,722)	$(7,353,002)	$—	$(11,115,724)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2022	BlackRock Unconstrained Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Denmark — 4.5%
Novo Nordisk A/S, Class B	87,318	$9,494,195

France — 9.0%
LVMH Moet Hennessy Louis Vuitton SE	29,857	18,839,605

Italy — 3.3%
Ferrari NV	35,060	6,911,668

Netherlands — 7.0%
ASML Holding NV	30,989	14,536,525

Switzerland — 4.5%
Lonza Group AG, Registered Shares	18,212	9,375,245

United Kingdom — 4.4%
Auto Trader Group PLC(a)	610,557	3,654,656
Spirax-Sarco Engineering PLC	44,883	5,531,088

		9,185,744

United States — 64.4%
Alphabet, Inc., Class C(b)	88,323	8,360,655
ANSYS, Inc.(b)	30,356	6,713,533
Cadence Design Systems, Inc.(b)	75,038	11,360,003
CME Group, Inc.	19,763	3,424,928
Costco Wholesale Corp.	20,195	10,127,792
Floor & Decor Holdings, Inc., Class A(b)	61,834	4,536,761
Intuit, Inc.	20,593	8,803,507
Intuitive Surgical, Inc.(b)	29,046	7,158,968
Masimo Corp.(b)	22,894	3,012,850
Mastercard, Inc., Class A	61,571	20,206,371
Microsoft Corp.	60,210	13,976,547
NIKE, Inc., Class B	52,416	4,857,915
S&P Global, Inc.	30,028	9,646,495
Thermo Fisher Scientific, Inc.	10,036	5,158,203
VeriSign, Inc.(b)	40,484	8,115,423
Verisk Analytics, Inc.	50,069	9,154,115

		134,614,066

Total Common Stocks — 97.1% (Cost: $214,291,063)		202,957,048

Security	Par (000)	Value

Corporate Bonds

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/15/49(c)(d)	$1,000	$1

Total Corporate Bonds — 0.0% (Cost: $1,000,000)		1

Total Long-Term Investments — 97.1% (Cost: $215,291,063)		202,957,049

	Shares

Short-Term Securities

Money Market Funds — 2.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.92%(e)(f)	6,101,132	6,101,132

Total Short-Term Securities — 2.9% (Cost: $6,101,132)		6,101,132

Total Investments — 100.0% (Cost: $221,392,195)		209,058,181

Liabilities in Excess of Other Assets — 0.0%		(52,813)

Net Assets — 100.0%		$209,005,368

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Convertible security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,783,672	$—		$(1,682,540)(a)	$—	$—	$6,101,132	6,101,132	$74,584		$—

SL Liquidity Series, LLC, Money Market Series(b)	—	3,611	(a)	—	(3,611)	—	—	—	1,103	(c)	—

					$(3,611)	$—	$6,101,132		$75,687		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Unconstrained Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	17	12/16/22	$3,301	$(172,797)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,528,757	GBP	3,192,050	Deutsche Bank AG	11/18/22	$(133,465)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments

Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$172,797	$—	$—	$—	$172,797

Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	133,465	—	—	133,465

	$—	$—	$172,797	$133,465	$—	$—	$306,262

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$ (339,971)	$—	$—	$—	$(339,971)
Forward foreign currency exchange contracts	—	—	—	459,406	—	—	459,406

	$—	$—	$(339,971)	$459,406	$—	$—	$119,435

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(52,075)	$—	$—	$—	$(52,075)
Forward foreign currency exchange contracts	—	—	—	(133,465)	—	—	(133,465)

	$—	$—	$(52,075)	$(133,465)	$—	$—	$(185,540)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,367,213

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,188,158

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Unconstrained Equity Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$—	$23,988
Forward foreign currency exchange contracts	—	133,465

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	157,453

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(23,988)

Total derivative assets and liabilities subject to an MNA	$—	$133,465

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(b)
Deutsche Bank AG	$133,465	$—	$—	$—	$133,465

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Denmark	$—	$9,494,195	$—	$9,494,195
France	—	18,839,605	—	18,839,605
Italy	—	6,911,668	—	6,911,668
Netherlands	—	14,536,525	—	14,536,525
Switzerland	—	9,375,245	—	9,375,245
United Kingdom	—	9,185,744	—	9,185,744
United States	134,614,066	—	—	134,614,066
Corporate Bonds	—	—	1	1
Short-Term Securities
Money Market Funds	6,101,132	—	—	6,101,132

	$140,715,198	$68,342,982	$1	$209,058,181

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(172,797)	$—	$—	$(172,797)
Foreign Currency Exchange Contracts	—	(133,465)	—	(133,465)

	$(172,797)	$(133,465)	$—	$(306,262)

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) October 31, 2022	BlackRock Sustainable Emerging Markets Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 10.6%
Arezzo Industria e Comercio SA	86,747	$1,754,924
B3 SA - Brasil Bolsa Balcao	711,194	2,070,731
Hapvida Participacoes e Investimentos SA(a)	1,373,460	2,073,950
Iguatemi SA	297,850	1,263,938
Sendas Distribuidora SA	350,468	1,344,744

		8,508,287

China — 19.1%
Alibaba Group Holding Ltd.(b)	173,692	1,350,439
Alibaba Group Holding Ltd., ADR(b)(c)	26,576	1,689,702
Baidu, Inc., ADR(b)	9,694	742,270
China Mengniu Dairy Co. Ltd.	311,000	995,557
China Merchants Bank Co. Ltd., Class H	328,500	1,075,477
Haier Smart Home Co. Ltd., Class A	253,200	718,871
Haier Smart Home Co. Ltd., Class H	309,200	773,923
Longfor Group Holdings Ltd.(a)	291,500	371,425
LONGi Green Energy Technology Co. Ltd., Class A	212,210	1,394,126
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	41,600	1,849,879
Tencent Holdings Ltd.	51,300	1,347,998
Tencent Holdings Ltd., ADR	2,471	64,938
Xinyi Solar Holdings Ltd.	1,128,000	1,119,876
Yum China Holdings, Inc.	42,678	1,764,735

		15,259,216

Egypt — 0.5%
Commercial International Bank Egypt SAE	307,704	412,467

Greece — 1.6%
National Bank of Greece SA(b)	361,553	1,310,006

Hong Kong — 2.5%
AIA Group Ltd.	111,400	843,832
Hang Lung Properties Ltd.	935,000	1,176,195

		2,020,027

Hungary — 0.2%
OTP Bank Nyrt	7,005	152,820

India — 12.6%
Axis Bank Ltd.	160,276	1,757,663
Bandhan Bank Ltd.(a)(b)	277,665	801,834
HDFC Bank Ltd.	143,084	2,596,752
Hindustan Unilever Ltd.	47,784	1,474,309
ICICI Bank Ltd.	91,312	1,004,007
ICICI Bank Ltd., ADR	23,346	514,546
Tata Consultancy Services Ltd.	50,353	1,943,227

		10,092,338

Indonesia — 1.8%
Bank Rakyat Indonesia Persero Tbk PT	4,846,300	1,445,812

Kazakhstan — 1.5%
Kaspi.KZ JSC, GDR, Registered Shares	18,342	1,200,396

Security	Shares	Value

Malaysia — 2.9%
Malayan Banking Bhd	580,700	$1,054,873
Public Bank Bhd	1,322,000	1,250,214

		2,305,087

Mexico — 7.6%
Arca Continental SAB de CV	181,414	1,485,978
Grupo Financiero Banorte SAB de CV, Class O	266,882	2,169,351
Wal-Mart de Mexico SAB de CV	620,803	2,397,923

		6,053,252

Panama — 1.7%
Copa Holdings SA, Class A(b)(c)	17,815	1,340,222

Russia — 0.0%
TCS Group Holding PLC, GDR, Registered Shares(b)(d)	30,476	305

Singapore — 1.4%
Singapore Telecommunications Ltd.	654,300	1,152,055

South Africa — 2.8%
Gold Fields Ltd.	63,502	508,702
Gold Fields Ltd., ADR(c)	62,189	490,049
Life Healthcare Group Holdings Ltd.	1,125,594	1,210,234

		2,208,985

South Korea — 11.8%
Hana Financial Group, Inc.	37,313	1,078,770
KB Financial Group, Inc.	34,855	1,172,838
Samsung Electronics Co. Ltd.	97,714	4,066,840
Samsung SDI Co. Ltd.	3,986	2,056,437
SK Innovation Co. Ltd.(b)	8,988	1,088,341

		9,463,226

Taiwan — 9.2%
Accton Technology Corp.	118,000	887,342
Far EasTone Telecommunications Co. Ltd.	469,000	1,028,330
Taiwan Semiconductor Manufacturing Co. Ltd.	449,000	5,397,969

		7,313,641

Thailand — 2.1%
Bangkok Dusit Medical Services PCL, NVDR	2,177,500	1,690,063

United Arab Emirates — 3.7%
Abu Dhabi Commercial Bank PJSC	684,251	1,761,375
Aldar Properties PJSC	985,889	1,159,673

		2,921,048

United Kingdom — 2.4%
Prudential PLC	89,667	832,976
Standard Chartered PLC	183,754	1,097,880

		1,930,856

Total Common Stocks — 96.0% (Cost: $83,849,008)		76,780,109

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Sustainable Emerging Markets Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Securities

Preferred Stocks — 0.3%

South Korea — 0.3%
Samsung Electronics Co. Ltd., Preference Shares	5,964	$222,886

Total Preferred Securities — 0.3% (Cost: $190,127)		222,886

Total Long-Term Investments — 96.3% (Cost: $84,039,135)		77,002,995

Short-Term Securities

Money Market Funds — 6.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.92%(e)(f)	2,457,940	2,457,940
SL Liquidity Series, LLC, Money Market Series, 3.37%(e)(f)(g)	3,041,535	3,039,406

Total Short-Term Securities — 6.9% (Cost: $5,497,346)		5,497,346

Total Investments — 103.2% (Cost: $89,536,481)		82,500,341

Liabilities in Excess of Other Assets — (3.2)%		(2,528,963)

Net Assets — 100.0%		$79,971,378

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,275,604	$—		$(2,817,664)(a)	$—	$—	$2,457,940	2,457,940	$31,137		$—

SL Liquidity Series, LLC, Money Market Series	1,689,789	1,351,568	(a)	—	(1,909)	(42)	3,039,406	3,041,535	3,070	(b)	—

					$(1,909)	$(42)	$5,497,346		$34,207		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	HSBC Bank PLC(b)	02/13/23	$985,572	$9,523	(c)	$999,445	1.2%

	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	226,217	(18,473	)(e)	206,305	0.3

					$(8,950)		$1,205,750

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(4,350) of net dividends and financing fees.
(e)	Amount includes $1,439 of net dividends and financing fees.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Sustainable Emerging Markets Equity Fund

OTC Total Return Swaps (continued)

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	95 basis points	60 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 13, 2023:

Security	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

United Kingdom
Leejam Sports Co JSC	47,497	$999,445	100.0%

Net Value of Reference Entity — HSBC Bank PLC		$999,445

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

United Kingdom
Prudential PLC	22,208	$206,305	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$206,305

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$9,523	$(18,473)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$9,523	$—	$—	$—	$9,523

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$18,473	$—	$—	$—	$18,473

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(43,064)	$—	$—	$—	$(43,064)
Forward foreign currency exchange contracts	—	—	—	248,978	—	—	248,978
Swaps	—	—	(780,678)	—	—	—	(780,678)

	$—	$—	$(823,742)	$248,978	$—	$—	$(574,764)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$—	$—	$291,578	$—	$—	$—	$291,578

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Sustainable Emerging Markets Equity Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,439,383

Total return swaps:
Average notional value	$1,345,393

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Swaps — OTC(a)	$9,523	$18,473

Total derivative assets and liabilities in the Statements of Assets and Liabilities	9,523	18,473

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$9,523	$18,473

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)

HSBC Bank PLC	$9,523	$—	$—	$—	$9,523

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)

JPMorgan Chase Bank N.A.	$18,473	$—	$—	$—	$18,473

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$8,508,287	$—	$—	$8,508,287
China	4,261,645	10,997,571	—	15,259,216
Egypt	—	412,467	—	412,467
Greece	—	1,310,006	—	1,310,006
Hong Kong	—	2,020,027	—	2,020,027
Hungary	—	152,820	—	152,820
India	514,546	9,577,792	—	10,092,338
Indonesia	—	1,445,812	—	1,445,812

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Sustainable Emerging Markets Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Kazakhstan	$—	$1,200,396	$—	$1,200,396
Malaysia	—	2,305,087	—	2,305,087
Mexico	6,053,252	—	—	6,053,252
Panama	1,340,222	—	—	1,340,222
Russia	—	—	305	305
Singapore	—	1,152,055	—	1,152,055
South Africa	1,700,283	508,702	—	2,208,985
South Korea	—	9,463,226	—	9,463,226
Taiwan	—	7,313,641	—	7,313,641
Thailand	—	1,690,063	—	1,690,063
United Arab Emirates	—	2,921,048	—	2,921,048
United Kingdom	—	1,930,856	—	1,930,856
Preferred Securities
Preferred Stocks	—	222,886	—	222,886
Short-Term Securities
Money Market Funds	2,457,940	—	—	2,457,940

	$24,836,175	$54,624,455	$305	79,460,935

Investments Valued at NAV(a)				3,039,406

				$82,500,341

Derivative Financial Instruments(b)
Assets
Equity Contracts	$—	$9,523	$—	$9,523
Liabilities
Equity Contracts	—	(18,473)	—	(18,473)

	$—	$(8,950)	$—	$(8,950)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps contracts. Swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) October 31, 2022

	BlackRock Emerging Markets Fund, Inc.	BlackRock Unconstrained Equity Fund	BlackRock Sustainable Emerging Markets Equity Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$3,018,114,581	$202,957,049	$77,002,995
Investments, at value — affiliated(c)	347,533,151	6,101,132	5,497,346
Cash	1,190,225	—	4,198
Cash pledged:
Collateral — OTC derivatives	12,345,000	—	—
Futures contracts	5,804,000	172,000	—
Foreign currency, at value(d)	6,867,348	310	115,768
Receivables:
Investments sold	6,401,687	49,957	764,254
Securities lending income — affiliated	15,904	804	1,192
Swaps	2,801,602	—	—
Capital shares sold	15,515,367	22,636	14,604
Dividends — unaffiliated	2,300,462	204,201	94,562
Dividends — affiliated	648,479	12,345	6,645
From the Manager	—	—	842
Unrealized appreciation on OTC swaps	—	—	9,523
Prepaid expenses	99,627	39,381	82,915
Other assets	2,140,000	—	138,861

Total assets	3,421,777,433	209,559,815	83,733,705

LIABILITIES
Collateral on securities loaned	60,605,102	—	3,041,161
Payables:
Investments purchased	41,562,414	—	317,995
Swaps	10,003,079	—	168,242
Accounting services fees	214,389	34,568	25,855
Capital shares redeemed	15,557,381	80,815	31,233
Custodian fees	1,580,413	24,898	73,811
Deferred foreign capital gain tax	790,314	—	3,900
Investment advisory fees	1,952,983	126,413	—
Directors’ and Officer’s fees	6,059	2,808	2,808
Other accrued expenses	25,008	14,419	20,489
Professional fees	77,893	57,565	27,484
Service and distribution fees	69,699	35,972	9,285
Transfer agent fees	435,133	19,536	21,591
Variation margin on futures contracts	311,548	23,988	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	239,992	133,465	—
OTC swaps	7,113,010	—	18,473

Total liabilities	140,544,417	554,447	3,762,327

NET ASSETS	$3,281,233,016	$209,005,368	$79,971,378

NET ASSETS CONSIST OF
Paid-in capital	$4,898,429,197	$233,947,441	$102,020,909
Accumulated loss	(1,617,196,181)	(24,942,073)	(22,049,531)

NET ASSETS	$3,281,233,016	$209,005,368	$79,971,378

(a) Investments, at cost — unaffiliated	$3,799,157,642	$215,291,063	$84,039,135
(b) Securities loaned, at value	$58,563,170	$—	$2,937,599
(c) Investments, at cost — affiliated	$347,533,779	$6,101,132	$5,497,346
(d) Foreign currency, at cost	$6,871,317	$336	$131,439

F I N A N C I A L S T A T E M E N T S	27

Statements of Assets and Liabilities (unaudited) (continued)

October 31, 2022

	BlackRock Emerging Markets Fund, Inc.	BlackRock Unconstrained Equity Fund	BlackRock Sustainable Emerging Markets Equity Fund

NET ASSET VALUE

Institutional

Net assets	$2,425,059,139	$38,056,102	$37,062,467

Shares outstanding	120,142,996	4,116,811	3,366,223

Net asset value	$20.18	$9.24	$11.01

Shares authorized	1.1 billion	Unlimited	100 million

Par value	$0.10	$0.10	$0.10

Investor A

Net assets	$269,417,972	$169,551,025	$41,235,773

Shares outstanding	13,884,951	18,380,990	3,811,512

Net asset value	$19.40	$9.22	$10.82

Shares authorized	100 million	Unlimited	200 million

Par value	$0.10	$0.10	$0.10

Investor C

Net assets	$9,223,534	$1,182,321	N/A

Shares outstanding	572,352	126,992	N/A

Net asset value	$16.12	$9.31	N/A

Shares authorized	100 million	Unlimited	N/A

Par value	$0.10	$0.10	N/A

Class K

Net assets	$577,532,371	N/A	$1,231,342

Shares outstanding	28,598,897	N/A	111,974

Net asset value	$20.19	N/A	$11.00

Shares authorized	1 billion	N/A	2 billion

Par value	$0.10	N/A	$0.10

Class R

Net assets	N/A	$215,920	$441,796

Shares outstanding	N/A	23,007	57,389

Net asset value	N/A	$9.38	$7.70

Shares authorized	N/A	Unlimited	200 million

Par value	N/A	$0.10	$0.10

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended October 31, 2022

	BlackRock Emerging Markets Fund, Inc.	BlackRock Unconstrained Equity Fund	BlackRock Sustainable Emerging Markets Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$67,728,727	$710,440	$986,645
Dividends — affiliated	2,421,053	74,584	31,137
Securities lending income — affiliated — net	66,782	1,103	3,070
Foreign taxes withheld	(5,006,583)	(35,566)	(101,187)

Total investment income	65,209,979	750,561	919,665

EXPENSES
Investment advisory	14,708,619	924,983	276,857
Transfer agent — class specific	2,363,776	99,948	75,099
Custodian	1,165,225	17,124	58,535
Service and distribution — class specific	455,372	240,836	59,468
Registration	438,865	35,223	37,163
Accounting services	230,673	33,486	27,427
Professional	77,083	63,398	110,969
Directors and Officer	20,818	4,825	4,103
Miscellaneous	56,723	44,938	43,087

Total expenses	19,517,154	1,464,761	692,708
Less:
Fees waived and/or reimbursed by the Manager	(1,160,146)	(27,530)	(184,353)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(1,562,169)	(98,349)	(52,360)

Total expenses after fees waived and/or reimbursed	16,794,839	1,338,882	455,995

Net investment income (loss)	48,415,140	(588,321)	463,670

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(350,362,615)	(7,963,950)	(5,789,504)
Investments — affiliated	(37,159)	(3,611)	(1,909)
Forward foreign currency exchange contracts	1,968,557	459,406	248,978
Foreign currency transactions	(1,111,855)	3,164	(38,446)
Futures contracts	(9,538,814)	(339,971)	(43,064)
Swaps	23,562	—	(780,678)

	(359,058,324)	(7,844,962)	(6,404,623)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(370,206,095)	(14,947,038)	(9,121,043)
Investments — affiliated	(6,561)	—	(42)
Forward foreign currency exchange contracts	(239,992)	(133,465)	—
Foreign currency translations	176,374	(3,235)	(6,307)
Futures contracts	(2,609,318)	(52,075)	—
Swaps	(9,057,442)	—	291,578

	(381,943,034)	(15,135,813)	(8,835,814)

Net realized and unrealized loss	(741,001,358)	(22,980,775)	(15,240,437)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(692,586,218)	$(23,569,096)	$(14,776,767)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(9,118)	$—	$—
(b) Net of reduction in/(increase in) deferred foreign capital gain tax of	$1,206,661	$—	$(3,900)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets

	BlackRock Emerging Markets Fund, Inc.		BlackRock Unconstrained Equity Fund
	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$48,415,140	$ 45,363,326	$(588,321)	$(1,224,789)
Net realized gain (loss)	(359,058,324)	(454,395,060)	(7,844,962)	49,705,985
Net change in unrealized appreciation (depreciation)	(381,943,034)	(957,371,142)	(15,135,813)	(73,329,310)

Net decrease in net assets resulting from operations	(692,586,218)	(1,366,402,876)	(23,569,096)	(24,848,114)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(15,096,872)	(173,007,048)	(6,796,902)	(11,530,562)
Investor A	(1,408,479)	(23,349,088)	(29,616,260)	(50,954,106)
Investor C	(23,963)	(1,063,961)	(211,142)	(369,771)
Class K	(3,475,552)	(28,474,812)	—	—
Class R	—	—	(33,496)	(50,938)

Decrease in net assets resulting from distributions to shareholders	(20,004,866)	(225,894,909)	(36,657,800)	(62,905,377)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(336,356,336)	2,210,154,765	8,914,819	40,836,397

NET ASSETS
Total increase (decrease) in net assets	(1,048,947,420)	617,856,980	(51,312,077)	(46,917,094)

Beginning of period	4,330,180,436	3,712,323,456	260,317,445	307,234,539

End of period	$3,281,233,016	$4,330,180,436	$209,005,368	$260,317,445

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Sustainable Emerging Markets Equity Fund
	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$463,670	$1,241,418
Net realized gain (loss)	(6,404,623)	5,012,175
Net change in unrealized appreciation (depreciation)	(8,835,814)	(42,887,075)

Net decrease in net assets resulting from operations	(14,776,767)	(36,633,482)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(272,984)	(10,999,049)
Investor A	(248,847)	(11,086,055)
Investor C	—	(127,892)
Class K	(8,880)	(279,400)
Class R	(3,002)	(188,107)

Decrease in net assets resulting from distributions to shareholders	(533,713)	(22,680,503)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(7,426,491)	(7,209,251)

NET ASSETS
Total decrease in net assets	(22,736,971)	(66,523,236)
Beginning of period	102,708,349	169,231,585

End of period	$79,971,378	$102,708,349

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc.

	Institutional

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of period	$24.41		$34.51	$22.21	$24.51		$20.73	$22.74	$18.32

Net investment income(a)	0.29		0.31	0.15	0.04		0.40	0.24	0.14
Net realized and unrealized gain (loss)		(4.40)	(8.70)	12.46	(1.94)		3.58	(2.14)	4.58

Net increase (decrease) from investment operations		(4.11)	(8.39)	12.61	(1.90)		3.98	(1.90)	4.72

Distributions(b)
From net investment income		(0.12)	(0.28)	(0.31)	(0.40)		(0.20)	(0.11)	(0.30)
From net realized gain	—		(1.43)	—	—		—	—	—

Total distributions		(0.12)	(1.71)	(0.31)	(0.40)		(0.20)	(0.11)	(0.30)

Net asset value, end of period	$20.18		$24.41	$34.51	$22.21		$24.51	$20.73	$22.74

Total Return(c)
Based on net asset value	(16.89	)%(d)	(25.52)%	57.05%	(7.95	)%(d)	19.39%	(8.39)%	26.35%

Ratios to Average Net Assets(e)
Total expenses	1.01	%(f)	0.96%	1.02%	1.04	%(f)	1.14%	1.31%	1.34%

Total expenses after fees waived and/or reimbursed	0.86	%(f)	0.86%	0.86%	0.86	%(f)	0.97%	1.11%	1.34%

Net investment income	2.55	%(f)	1.03%	0.49%	0.34	%(f)	1.73%	1.05%	0.72%

Supplemental Data
Net assets, end of period (000)	$2,425,059		$3,261,325	$2,771,663	$660,315		$308,719	$98,990	$77,115

Portfolio turnover rate		43%	132%	109%	63%		119%	121%	126%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Investor A

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of period	$23.47		$33.26	$21.42	$23.62		$19.96	$21.88	$17.62

Net investment income(a)	0.25		0.24	0.11	0.02		0.29	0.16	0.07
Net realized and unrealized gain (loss)		(4.22)	(8.40)	11.98	(1.89)		3.50	(2.04)	4.42

Net increase (decrease) from investment operations		(3.97)	(8.16)	12.09	(1.87)		3.79	(1.88)	4.49

Distributions(b)
From net investment income		(0.10)	(0.20)	(0.25)	(0.33)		(0.13)	(0.04)	(0.23)
From net realized gain	—		(1.43)	—	—		—	—	—

Total distributions		(0.10)	(1.63)	(0.25)	(0.33)		(0.13)	(0.04)	(0.23)

Net asset value, end of period	$19.40		$23.47	$33.26	$21.42		$23.62	$19.96	$21.88

Total Return(c)
Based on net asset value	(16.97	)%(d)	(25.74)%	56.67%	(8.09	)%(d)	19.11%	(8.62)%	25.95%

Ratios to Average Net Assets(e)
Total expenses	1.32	%(f)	1.25%	1.28%	1.36	%(f)	1.45%	1.60%	1.68%

Total expenses after fees waived and/or reimbursed	1.11	%(f)	1.11%	1.11%	1.11	%(f)	1.22%	1.40%	1.68%

Net investment income	2.32	%(f)	0.82%	0.38%	0.21	%(f)	1.31%	0.72%	0.39%

Supplemental Data
Net assets, end of period (000)	$269,418		$351,246	$463,032	$196,836		$204,061	$164,683	$210,355

Portfolio turnover rate		43%	132%	109%	63%		119%	121%	126%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Investor C

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of period	$19.52		$28.01	$18.03	$19.83		$16.77	$18.50	$14.93

Net investment income (loss)(a)	0.15		0.02	0.04	(0.05)		0.09	(0.02)	(0.09)
Net realized and unrealized gain (loss)		(3.51)	(7.01)	9.96	(1.60)		2.97	(1.71)	3.76

Net increase (decrease) from investment operations		(3.36)	(6.99)	10.00	(1.65)		3.06	(1.73)	3.67

Distributions(b)
From net investment income		(0.04)	(0.07)	(0.02)	(0.15)		—	—	(0.10)
From net realized gain	—		(1.43)	—	—		—	—	—

Total distributions		(0.04)	(1.50)	(0.02)	(0.15)		—	—	(0.10)

Net asset value, end of period	$16.12		$19.52	$28.01	$18.03		$19.83	$16.77	$18.50

Total Return(c)
Based on net asset value	(17.24	)%(d)	(26.29)%	55.48%	(8.42	)%(d)	18.25%	(9.35)%	24.84%

Ratios to Average Net Assets(e)
Total expenses	2.11	%(f)	2.02%	2.13%	2.22	%(f)	2.31%	2.41%	2.53%

Total expenses after fees waived and/or reimbursed	1.86	%(f)	1.86%	1.86%	1.86	%(f)	1.98%	2.18%	2.53%

Net investment income (loss)	1.59	%(f)	0.07%	0.16%	(0.51	)%(f)	0.50%	(0.10)%	(0.57)%

Supplemental Data
Net assets, end of period (000)	$9,224		$13,144	$18,769	$24,639		$31,362	$34,756	$53,327

Portfolio turnover rate		43%	132%	109%	63%		119%	121%	126%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)
	Class K

	Six Months Ended				Period from			Period from
	10/31/22		Year Ended	Year Ended	11/01/19		Year Ended	01/25/18	(a)
	(unaudited)		04/30/22	04/30/21	to 04/30/20		10/31/19	to 10/31/18

Net asset value, beginning of period	$24.42		$34.53	$22.22	$24.52		$20.74	$25.97

Net investment income(b)	0.29		0.34	0.19	0.06		0.48	0.32
Net realized and unrealized gain (loss)	(4.40)		(8.73)	12.44	(1.95)		3.52	(5.55)

Net increase (decrease) from investment operations	(4.11)		(8.39)	12.63	(1.89)		4.00	(5.23)

Distributions(c)
From net investment income	(0.12)		(0.29)	(0.32)	(0.41)		(0.22)	—
From net realized gain	—		(1.43)	—	—		—	—

Total distributions	(0.12)		(1.72)	(0.32)	(0.41)		(0.22)	—

Net asset value, end of period	$20.19		$24.42	$34.53	$22.22		$24.52	$20.74

Total Return(d)
Based on net asset value	(16.86	)%(e)	(25.50)%	57.13%	(7.91	)%(e)	19.48%	(20.14	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.88	%(g)	0.85%	0.85%	0.92	%(g)	0.98%	1.16	%(g)

Total expenses after fees waived and/or reimbursed	0.81	%(g)	0.81%	0.81%	0.81	%(g)	0.92%	0.95	%(g)

Net investment income	2.52	%(g)	1.12%	0.63%	0.46	%(g)	2.08%	1.82	%(g)

Supplemental Data
Net assets, end of period (000)	$577,532		$704,465	$458,860	$166,590		$109,569	$1,500

Portfolio turnover rate	43%		132%	109%	63%		119%	121%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Unconstrained Equity Fund

	Institutional
	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20
									Year Ended	Year Ended	Year Ended
									10/31/19	10/31/18	10/31/17

Net asset value, beginning of period	$12.12		$16.41		$12.18		$14.58		$13.08	$13.09	$10.75

Net investment income (loss)(a)		(0.02)	(0.03)		0.02		0.04		0.10	0.10	0.08
Net realized and unrealized gain (loss)		(1.09)	(0.95)		5.77		(0.80)		2.38	0.42	2.36

Net increase (decrease) from investment operations		(1.11)	(0.98)		5.79		(0.76)		2.48	0.52	2.44

Distributions(b)

From net investment income	—		(0.08)		(0.04)		(0.12)		(0.10)	(0.08)	(0.10)

From net realized gain		(1.77)	(3.23)		(1.52)		(1.52)		(0.88)	(0.45)	—

Total distributions		(1.77)	(3.31)		(1.56)		(1.64)		(0.98)	(0.53)	(0.10)

Net asset value, end of period	$9.24		$12.12		$16.41		$12.18		$14.58	$13.08	$13.09

Total Return(c)
Based on net asset value	(9.28	)%(d)	(8.74)%		50.41	%(e)	(6.45	)%(d)	20.73%	4.04%	22.89%

Ratios to Average Net Assets(f)
Total expenses	1.07	%(g)	1.02	%(h)	1.05	%(i)	1.04	%(g)(j)	1.01%	1.01%	1.01%

Total expenses after fees waived and/or reimbursed	0.95	%(g)	0.95	%(h)	1.00	%(i)	0.99	%(g)(j)	0.96%	0.96%	0.99%

Net investment income (loss)	(0.30	)%(g)	(0.20)%		0.15%		0.67	%(g)	0.76%	0.75%	0.68%

Supplemental Data
Net assets, end of period (000)	$38,056		$49,303		$52,716		$38,428		$45,641	$44,879	$48,196

Portfolio turnover rate		6%	100%		83%		27%		42%	24%	28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.99% and 0.92%, respectively.
(i)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.01% and 0.96%, respectively.
(j)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.07% and 1.02%, respectively.

See notes to financial statements.

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Unconstrained Equity Fund (continued)

	Investor A
	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20
									Year Ended	Year Ended	Year Ended
									10/31/19	10/31/18	10/31/17

Net asset value, beginning of period	$12.11		$16.41		$12.17		$14.55		$13.05	$13.06	$10.72

Net investment income (loss)(a)		(0.03)	(0.06)		(0.01)		0.03		0.07	0.07	0.05
Net realized and unrealized gain (loss)		(1.09)	(0.97)		5.77		(0.82)		2.38	0.42	2.36

Net increase (decrease) from investment operations		(1.12)	(1.03)		5.76		(0.79)		2.45	0.49	2.41

Distributions(b)
From net investment income	—		(0.07)		(0.03)		(0.07)		(0.07)	(0.05)	(0.07)
From net realized gain		(1.77)	(3.20)		(1.49)		(1.52)		(0.88)	(0.45)	—

Total distributions		(1.77)	(3.27)		(1.52)		(1.59)		(0.95)	(0.50)	(0.07)

Net asset value, end of period	$9.22		$12.11		$16.41		$12.17		$14.55	$13.05	$13.06

Total Return(c)
Based on net asset value	(9.38	)%(d)	(9.04)%		50.17	%(e)	(6.61	)%(d)	20.42%	3.78%	22.59%

Ratios to Average Net Assets(f)
Total expenses	1.30	%(g)	1.26	%(h)	1.30	%(i)	1.30	%(g)(j)	1.27%	1.27%	1.27%

Total expenses after fees waived and/or reimbursed	1.20	%(g)	1.21	%(h)	1.25	%(i)	1.25	%(g)(j)	1.22%	1.22%	1.25%

Net investment income (loss)	(0.55	)%(g)	(0.44)%		(0.10)%		0.43	%(g)	0.50%	0.49%	0.40%

Supplemental Data
Net assets, end of period (000)	$169,551		$209,352		$252,119		$182,892		$211,071	$194,416	$214,372

Portfolio turnover rate		6%	100%		83%		27%		42%	24%	28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.23% and 1.18%, respectively.
(i)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.26% and 1.21%, respectively.
(j)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.33% and 1.28%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Unconstrained Equity Fund (continued)

	Investor C

	Six Months Ended						Period from
	10/31/22		Year Ended		Year Ended		11/01/19		Year Ended	Year Ended	Year Ended
	(unaudited)		04/30/22		04/30/21		to 04/30/20		10/31/19	10/31/18	10/31/17

Net asset value, beginning of period	$12.25		$16.54		$12.22		$14.50		$12.87	$12.94	$10.65

Net investment loss(a)		(0.07)		(0.19)		(0.18)	(0.03)		(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss)		(1.10)		(0.97)	5.83		(0.82)		2.40	0.42	2.32

Net increase (decrease) from investment operations		(1.17)		(1.16)	5.65		(0.85)		2.35	0.38	2.29

Distributions(b)
From net investment income	—			(0.02)	—		—		—	—	—
From net realized gain		(1.77)		(3.11)		(1.33)	(1.43)		(0.72)	(0.45)	—

Total distributions		(1.77)		(3.13)		(1.33)	(1.43)		(0.72)	(0.45)	—

Net asset value, end of period	$9.31		$12.25		$16.54		$12.22		$14.50	$12.87	$12.94

Total Return(c)
Based on net asset value	(9.71	)%(d)		(9.75)%	48.76	%(e)	(6.97	)%(d)	19.54%	2.96%	21.50%

Ratios to Average Net Assets(f)
Total expenses	2.25	%(g)	2.14	%(h)	2.18	%(i)	2.13	%(g)(j)	2.07%	2.03%	2.07%

Total expenses after fees waived and/or reimbursed	1.95	%(g)	2.07	%(h)	2.13	%(i)	2.08	%(g)(j)	2.02%	1.98%	2.06%

Net investment loss	(1.30	)%(g)		(1.30)%		(1.28)%	(0.42	)%(g)	(0.35)%	(0.27)%	(0.26)%

Supplemental Data
Net assets, end of period (000)	$1,182		$1,432		$2,022		$6,501		$8,502	$18,464	$25,518

Portfolio turnover rate		6%		100%		83%	27%		42%	24%	28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.11% and 2.04%, respectively.
(i)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.15% and 2.10%, respectively.
(j)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.16% and 2.11%, respectively.

See notes to financial statements.

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Unconstrained Equity Fund (continued)

	Class R

	Six Months Ended						Period from
	10/31/22		Year Ended		Year Ended		11/01/19		Year Ended	Year Ended	Year Ended
	(unaudited)		04/30/22		04/30/21		to 04/30/20		10/31/19	10/31/18	10/31/17

Net asset value, beginning of period	$12.30		$16.59		$12.28		$14.60		$13.06	$13.08	$10.72

Net investment income (loss)(a)		(0.04)		(0.13)		(0.08)	0.00	(b)	0.01	0.01	0.01
Net realized and unrealized gain (loss)		(1.11)		(0.99)	5.85		(0.82)		2.40	0.42	2.36

Net increase (decrease) from investment operations		(1.15)		(1.12)	5.77		(0.82)		2.41	0.43	2.37

Distributions(c)
From net investment income	—			(0.03)	—		—		—	—	(0.01)
From net realized gain		(1.77)		(3.14)		(1.46)	(1.50)		(0.87)	(0.45)	—

Total distributions		(1.77)		(3.17)		(1.46)	(1.50)		(0.87)	(0.45)	(0.01)

Net asset value, end of period	$9.38		$12.30		$16.59		$12.28		$14.60	$13.06	$13.08

Total Return(d)
Based on net asset value	(9.49	)%(e)		(9.42)%	49.61	%(f)	(6.74	)%(e)	19.94%	3.32%	22.09%

Ratios to Average Net Assets(g)
Total expenses	1.69	%(h)	1.83	%(i)	1.65	%(j)	1.71	%(h)(k)	1.67%	1.65%	1.70%

Total expenses after fees waived and/or reimbursed	1.45	%(h)	1.66	%(i)	1.59	%(j)	1.64	%(h)(k)	1.62%	1.60%	1.65%

Net investment income (loss)	(0.81	)%(h)		(0.85)%		(0.55)%	0.03	%(h)	0.09%	0.07%	0.05%

Supplemental Data
Net assets, end of period (000)	$216		$230		$377		$683		$806	$1,100	$2,099

Portfolio turnover rate		6%		100%		83%	27%		42%	24%	28%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.79% and 1.62%, respectively.
(j)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.62% and 1.56%, respectively.
(k)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.74% and 1.67%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Equity Fund

	Institutional

	Six Months Ended				Period from
	10/31/22		Year Ended	Year Ended	01/01/20		Year Ended	Year Ended	Year Ended
	(unaudited)		04/30/22	04/30/21	to 04/30/20		12/31/19	12/31/18	12/31/17

Net asset value, beginning of period	$13.01		$20.51	$14.31	$16.41		$13.58	$17.15	$16.06

Net investment income (loss)(a)	0.07		0.18	0.15	(0.03)		0.15	0.15	0.21
Net realized and unrealized gain (loss)		(1.99)	(4.73)	6.16	(2.07)		2.83	(3.00)	4.25

Net increase (decrease) from investment operations		(1.92)	(4.55)	6.31	(2.10)		2.98	(2.85)	4.46

Distributions(b)
From net investment income		(0.08)	(0.15)	(0.11)	—		(0.15)	(0.12)	(0.47)
From net realized gain	—		(2.80)	—	—		—	(0.60)	(2.90)

Total distributions		(0.08)	(2.95)	(0.11)	—		(0.15)	(0.72)	(3.37)

Net asset value, end of period	$11.01		$13.01	$20.51	$14.31		$16.41	$13.58	$17.15

Total Return(c)
Based on net asset value	(14.82	)%(d)	(25.22)%	44.25%	(12.80	)%(d)	21.97%	(16.73)%	28.38%

Ratios to Average Net Assets(e)
Total expenses	1.37	%(f)	1.03%	0.99%	1.14	%(f)(g)	0.99%	1.06%	1.22%

Total expenses after fees waived and/or reimbursed	0.86	%(f)	0.93%	0.99%	1.14	%(f)(g)	0.99%	1.05%	1.11%

Net investment income (loss)	1.14	%(f)	1.03%	0.81%	(0.56	)%(f)	1.02%	0.94%	1.14%

Supplemental Data
Net assets, end of period (000)	$37,062		$49,410	$87,154	$58,412		$71,202	$68,280	$112,064

Portfolio turnover rate		24%	139%	81%	13%		55%	44%	123%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.31%.

See notes to financial statements.

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Equity Fund (continued)

	Investor A

	Six Months Ended				Period from
	10/31/22		Year Ended	Year Ended	01/01/20		Year Ended	Year Ended	Year Ended
	(unaudited)		04/30/22	04/30/21	to 04/30/20		12/31/19	12/31/18	12/31/17

Net asset value, beginning of period	$12.79		$20.21	$14.12	$16.20		$13.41	$16.94	$15.89

Net investment income (loss)(a)	0.05		0.13	0.10	(0.04)		0.11	0.11	0.17
Net realized and unrealized gain (loss)		(1.96)	(4.65)	6.08	(2.04)		2.78	(2.96)	4.20

Net increase (decrease) from investment operations		(1.91)	(4.52)	6.18	(2.08)		2.89	(2.85)	4.37

Distributions(b)
From net investment income		(0.06)	(0.10)	(0.09)	—		(0.10)	(0.08)	(0.42)
From net realized gain	—		(2.80)	—	—		—	(0.60)	(2.90)

Total distributions		(0.06)	(2.90)	(0.09)	—		(0.10)	(0.68)	(3.32)

Net asset value, end of period	$10.82		$12.79	$20.21	$14.12		$16.20	$13.41	$16.94

Total Return(c)
Based on net asset value	(14.93	)%(d)	(25.40)%	43.86%	(12.84	)%(d)	21.63%	(16.95)%	28.15%

Ratios to Average Net Assets(e)
Total expenses	1.62	%(f)	1.28%	1.23%	1.40	%(f)(g)	1.25%	1.31%	1.43%

Total expenses after fees waived and/or reimbursed	1.11	%(f)	1.18%	1.23%	1.40	%(f)(g)	1.25%	1.30%	1.32%

Net investment income (loss)	0.87	%(f)	0.75%	0.56%	(0.83	)%(f)	0.75%	0.72%	0.94%

Supplemental Data
Net assets, end of period (000)	$41,236		$51,393	$77,884	$59,493		$73,416	$70,891	$109,600

Portfolio turnover rate		24%	139%	81%	13%		55%	44%	123%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.57%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Equity Fund (continued)

	Class K

	Six Months Ended				Period from			Period from
	10/31/22		Year Ended	Year Ended	01/01/20		Year Ended	01/25/18(a)
	(unaudited)		04/30/22	04/30/21	to 04/30/20		12/31/19	to 12/31/18

Net asset value, beginning of period	$13.00		$20.49	$14.30	$16.40		$13.57	$18.69

Net investment income (loss)(b)	0.07		0.18	0.14	(0.02)		0.16	0.22
Net realized and unrealized gain (loss)		(1.99)	(4.71)	6.16	(2.08)		2.82	(4.60)

Net increase (decrease) from investment operations		(1.92)	(4.53)	6.30	(2.10)		2.98	(4.38)

Distributions(c)
From net investment income		(0.08)	(0.16)	(0.11)	—		(0.15)	(0.14)
From net realized gain	—		(2.80)	—	—		—	(0.60)

Total distributions		(0.08)	(2.96)	(0.11)	—		(0.15)	(0.74)

Net asset value, end of period	$11.00		$13.00	$20.49	$14.30		$16.40	$13.57

Total Return(d)
Based on net asset value	(14.81	)%(e)	(25.14)%	44.18%	(12.80	)%(e)	22.05%	(23.55	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.34	%(g)	1.01%	1.01%	1.10	%(g)(h)	0.96%	1.00	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.81	%(g)	0.87%	1.01%	1.10	%(g)(h)	0.96%	1.00	%(g)

Net investment income (loss)	1.18	%(g)	1.03%	0.80%	(0.42	)%(g)	1.03%	1.52	%(g)

Supplemental Data
Net assets, end of period (000)	$1,231		$1,275	$1,488	$809		$699	$446

Portfolio turnover rate		24%	139%	81%	13%		55%	44%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.27% and 1.27%, respectively.

(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.00%.

See notes to financial statements.

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Equity Fund (continued)

	Class R

	Six Months Ended				Period from
	10/31/22		Year Ended	Year Ended	01/01/20		Year Ended	Year Ended	Year Ended
	(unaudited)		04/30/22	04/30/21	to 04/30/20		12/31/19	12/31/18	12/31/17

Net asset value, beginning of period	$9.12		$15.31	$10.73	$12.33		$10.20	$13.07	$12.89

Net investment income (loss)(a)	0.03		0.05	0.04	(0.05)		0.03	0.04	0.07
Net realized and unrealized gain (loss)		(1.40)	(3.37)	4.60	(1.55)		2.12	(2.28)	3.38

Net increase (decrease) from investment operations		(1.37)	(3.32)	4.64	(1.60)		2.15	(2.24)	3.45

Distributions(b)
From net investment income		(0.05)	(0.07)	(0.06)	—		(0.02)	(0.03)	(0.37)
From net realized gain	—		(2.80)	—	—		—	(0.60)	(2.90)

Total distributions		(0.05)	(2.87)	(0.06)	—		(0.02)	(0.63)	(3.27)

Net asset value, end of period	$7.70		$9.12	$15.31	$10.73		$12.33	$10.20	$13.07

Total Return(c)
Based on net asset value	(15.01	)%(d)	(25.72)%	43.35%	(12.98	)%(d)	21.14%	(17.30)%	27.53%

Ratios to Average Net Assets(e)
Total expenses	2.22	%(f)	1.75%	1.59%	1.77	%(f)(g)	1.73%	1.73%	1.88%

Total expenses after fees waived and/or reimbursed	1.36	%(f)	1.56%	1.59%	1.77	%(f)(g)	1.73%	1.72%	1.76%

Net investment income (loss)	0.60	%(f)	0.38%	0.31%	(1.21	)%(f)	0.27%	0.30%	0.50%

Supplemental Data
Net assets, end of period (000)	$442		$631	$982	$844		$1,115	$2,062	$2,967

Portfolio turnover rate		24%	139%	81%	13%		55%	44%	123%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.94%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Emerging Markets Fund, Inc., BlackRock Funds VII, Inc. (the “Corporations”) and BlackRock Unconstrained Equity Fund are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporations are each organized as a Maryland corporation and BlackRock Unconstrained Equity Fund is organized as a Delaware statutory Trust. BlackRock Sustainable Emerging Markets Equity Fund is a series of BlackRock Funds VII, Inc. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Fund, Inc.	BlackRock Emerging Markets Fund, Inc.	Emerging Markets	Diversified*
BlackRock Unconstrained Equity Fund	BlackRock Unconstrained Equity Fund	Unconstrained Equity	Non-diversified
BlackRock Funds VII, Inc.	BlackRock Sustainable Emerging Markets Equity Fund	Sustainable Emerging Markets Equity	Diversified

* The Fund’s classification changed from non-diversified to diversified during the reporting period.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of Emerging Markets and Sustainable Emerging Markets Equity and the Board of Trustees of Unconstrained Equity are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (unaudited) (continued)

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of October 31, 2022, certain investments of Emerging Markets were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Emerging Markets
Barclays Capital, Inc.	$27,300,044	$(27,300,044)	$—		$—
Citigroup Global Markets, Inc.	17,925,162	(17,925,162)	—		—
Goldman Sachs & Co. LLC	4,115,081	(4,115,081)	—		—
J.P. Morgan Securities LLC	8,467,655	(8,467,655)	—		—
Morgan Stanley	642,304	(642,304)	—		—
State Street Bank & Trust Co.	112,924	(112,924)	—		—

	$58,563,170	$(58,563,170)	$—		$—

Sustainable Emerging Markets Equity
Barclays Capital, Inc.	$1,667,004	$(1,667,004)	$—		$—
BofA Securities, Inc.	480,680	(480,680)	—		—
Goldman Sachs & Co. LLC	789,915	(789,915)	—		—

	$2,937,599	$(2,937,599)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

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Notes to Financial Statements (unaudited) (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Emerging Markets	Unconstrained Equity	Sustainable Emerging Markets Equity

First $1 billion	0.81%	0.80%	0.60%
$1 billion — $3 billion	0.76	0.75	0.56
$3 billion — $5 billion	0.73	0.72	0.54
$5 billion — $10 billion	0.70	0.70	0.52
Greater than $10 billion	0.69	0.68	0.51

With respect to Emerging Markets and Sustainable Emerging Markets Equity, the Manager entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BAMNA”) and with respect to Emerging Markets, Unconstrained Equity and Sustainable Emerging Markets Equity, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), each an affiliate of the Manager. The Manager pays BAMNA and BIL for services they provide for that portion of each Fund for which BAMNA and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Emerging Markets		Unconstrained Equity		Sustainable Emerging Markets Equity

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%	N/A	N/A
Class R	N/A	N/A	0.25	0.25	0.25	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

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Notes to Financial Statements (unaudited) (continued)

For the six months ended October 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Emerging Markets	$399,361	$56,011	$—	$455,372
Unconstrained Equity	233,665	6,619	552	240,836
Sustainable Emerging Markets Equity	58,286	—	1,182	59,468

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2022, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional

Emerging Markets	$29

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Emerging Markets	$7,205	$5,544	$910	$557	$—	$14,216
Unconstrained Equity	201	2,376	29	—	6	2,612
Sustainable Emerging Markets Equity	2,692	1,643	—	52	8	4,395

For the six months ended October 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Emerging Markets	$2,011,493	$320,105	$13,158	$19,020	$—	$2,363,776
Unconstrained Equity	21,625	76,232	1,854	—	237	99,948
Sustainable Emerging Markets Equity	34,941	38,147	—	802	1,209	75,099

Other Fees: For the six months ended October 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

Emerging Markets	$2,457
Unconstrained Equity	223
Sustainable Emerging Markets Equity	28

For the six months ended October 31, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

Emerging Markets	$12,501	$1,528

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. These contractual agreements may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. With respect to Emerging Markets and Unconstrained Equity, the amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six monthsended October 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Emerging Markets	$101,815
Unconstrained Equity	3,245
Sustainable Emerging Markets Equity	1,431

With respect to each Fund, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. These contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to these arrangements.

With respect to Emerging Markets, Unconstrained Equity and beginning November 2, 2021, Sustainable Emerging Markets Equity, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other

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Notes to Financial Statements (unaudited) (continued)

fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

Emerging Markets	0.86%	1.11%	1.86%	0.81%	—%
Unconstrained Equity	0.95	1.20	1.95	—	1.45
Sustainable Emerging Markets Equity	0.86	1.11	—	0.81	1.36

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2022, the Manager waived and/or reimbursed amounts as follows, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Fees Waived and/or Reimbursed by the Manager
Emerging Markets	$ 1,058,331
Unconstrained Equity	24,285
Sustainable Emerging Markets Equity	182,922

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed—class specific in the Statements of Operations. For the six months ended October 31, 2022, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Emerging Markets	$1,292,560	$240,233	$10,357	$19,019	$—	$1,562,169
Unconstrained Equity	21,286	74,987	1,841	—	235	98,349
Sustainable Emerging Markets Equity	23,978	26,491	—	801	1,090	52,360

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended October 31, 2022, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Emerging Markets	$16,741
Unconstrained Equity	292
Sustainable Emerging Markets Equity	750

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Sustainable Emerging Markets Equity and Unconstrained Equity are currently permitted to borrow and lend under the Interfund Lending Program. Emerging Markets is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its

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Notes to Financial Statements (unaudited) (continued)

outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2022, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended October 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

Emerging Markets	$—	$5,335,660	$(2,325,640)
Unconstrained Equity	928,405	—	—

7.	PURCHASES AND SALES

For the six months ended October 31, 2022, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

Emerging Markets	$1,508,483,553	$1,750,594,402
Unconstrained Equity	13,504,557	40,305,712
Sustainable Emerging Markets Equity	20,992,953	26,361,638

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of October 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets	$4,260,384,256	$174,743,677	$(1,080,595,925)	$(905,852,248)
Unconstrained Equity	219,653,299	18,195,308	(29,096,688)	(10,901,380)
Sustainable Emerging Markets Equity	91,682,137	10,723,793	(19,914,539)	(9,190,746)

9.	BANK BORROWINGS

Each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2022, the Funds did not borrow under the credit agreement.

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Notes to Financial Statements (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While

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Notes to Financial Statements (unaudited) (continued)

clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/22		Year Ended 04/30/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Emerging Markets
Institutional
Shares sold	34,110,893	$778,459,019	111,684,432	$3,406,868,036
Shares issued in reinvestment of distributions	650,553	14,377,229	4,880,264	158,860,447
Shares redeemed	(48,242,188)	(1,095,709,419)	(63,250,079)	(1,870,376,025)

	(13,480,742)	$(302,873,171)	53,314,617	$1,695,352,458

Investor A
Shares sold and automatic conversion of shares	1,432,692	$31,245,403	6,258,745	$185,937,543
Shares issued in reinvestment of distributions	62,466	1,328,041	699,008	22,005,602
Shares redeemed	(2,574,686)	(55,488,266)	(5,916,753)	(173,951,842)

	(1,079,528)	$(22,914,822)	1,041,000	$33,991,303

Investor C
Shares sold	46,227	$848,281	231,332	$5,885,094
Shares issued in reinvestment of distributions	1,334	23,616	39,779	1,050,050
Shares redeemed and automatic conversion of shares	(148,497)	(2,711,611)	(267,979)	(6,630,263)

	(100,936)	$(1,839,714)	3,132	$304,881

Class K
Shares sold	8,158,554	$186,420,227	20,841,017	$642,279,625
Shares issued in reinvestment of distributions	157,173	3,475,084	881,942	28,473,961
Shares redeemed	(8,567,969)	(198,623,940)	(6,162,402)	(190,247,463)

	(252,242)	$(8,728,629)	15,560,557	$480,506,123

	(14,913,448)	$(336,356,336)	69,919,306	$2,210,154,765

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 10/31/22		Year Ended 04/30/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Unconstrained Equity
Institutional
Shares sold	215,648	$2,139,945	1,084,283	$16,057,880
Shares issued in reinvestment of distributions	622,244	5,780,641	680,844	9,877,009
Shares redeemed	(788,331)	(7,977,829)	(909,369)	(12,966,292)

	49,561	$(57,243)	855,758	$12,968,597

Investor A
Shares sold and automatic conversion of shares	120,856	$1,267,489	535,066	$7,890,308
Shares issued in reinvestment of distributions	2,814,065	26,114,333	3,087,344	44,774,956
Shares redeemed	(1,836,447)	(18,545,628)	(1,707,647)	(24,646,359)

	1,098,474	$8,836,194	1,914,763	$28,018,905

Investor C
Shares sold	5,277	$59,113	24,377	$374,635
Shares issued in reinvestment of distributions	21,738	204,114	23,808	349,402
Shares redeemed and automatic conversion of shares	(16,970)	(168,780)	(53,516)	(798,322)

	10,045	$94,447	(5,331)	$(74,285)

Class R
Shares sold	857	$8,791	1,561	$22,992
Shares issued in reinvestment of distributions	3,454	32,636	3,353	49,398
Shares redeemed	(1)	(6)	(8,956)	(149,210)

	4,310	$41,421	(4,042)	$(76,820)

	1,162,390	$8,914,819	2,761,148	$40,836,397

	Six Months Ended 10/31/22		Year Ended 04/30/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Sustainable Emerging Markets Equity
Institutional
Shares sold	43,049	$500,567	134,454	$2,290,268
Shares issued in reinvestment of distributions	14,059	163,085	565,819	9,681,124
Shares redeemed	(488,723)	(5,724,352)	(1,151,391)	(21,024,778)

	(431,615)	$(5,060,700)	(451,118)	$(9,053,386)

Investor A
Shares sold and automatic conversion of shares	37,477	$443,110	301,558	$5,375,329
Shares issued in reinvestment of distributions	9,482	108,193	591,428	9,950,472
Shares redeemed	(254,227)	(2,986,494)	(727,805)	(12,558,206)

	(207,268)	$(2,435,191)	165,181	$2,767,595

Investor C(a)
Shares sold	—	$—	1,730	$20,693
Shares issued in reinvestment of distributions	—	—	10,354	127,360
Shares redeemed and automatic conversion of shares	—	—	(141,616)	(1,676,810)

	—	$—	(129,532)	$(1,528,757)

Class K
Shares sold	33,860	$420,118	47,662	$877,079
Shares issued in reinvestment of distributions	694	8,033	14,548	247,712
Shares redeemed	(20,673)	(248,443)	(36,736)	(586,754)

	13,881	$179,708	25,474	$538,037

Class R
Shares sold	4,483	$37,506	18,445	$234,172
Shares issued in reinvestment of distributions	309	2,512	15,353	186,602
Shares redeemed	(16,573)	(150,326)	(28,778)	(353,514)

	(11,781)	$(110,308)	5,020	$67,260

	(636,783)	$(7,426,491)	(384,975)	$(7,209,251)

(a)	On October 28, 2021, the Fund’s issued and outstanding Investor C Shares converted into Investor A Shares.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (unaudited) (continued)

As of October 31, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Class K

Sustainable Emerging Markets Equity	10,701

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of BlackRock Emerging Markets Fund, Inc. (“Emerging Markets Fund”) met on April 20, 2022 and May 10-11, 2022 to consider the approval to continue the investment advisory agreement (the “Emerging Markets Fund Advisory Agreement”) between Emerging Markets Fund and BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Directors of Emerging Markets Fund also considered the approval to continue the sub-advisory agreement (the “Emerging Markets Fund BAMNA Sub-Advisory Agreement”) between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) and the sub-advisory agreement (the “Emerging Markets Fund BIL Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (“BIL”), each with respect to Emerging Markets Fund.

The Board of Directors of BlackRock Funds VII, Inc. (the “Corporation”) met on April 20, 2022 and May 10-11, 2022 to consider the approval to continue the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation, on behalf of BlackRock Sustainable Emerging Markets Equity Fund (“Sustainable Emerging Markets Equity Fund”), and the Manager, its investment advisor. The Board of the Corporation also considered the approval to continue the sub-advisory agreement (the “Sustainable Emerging Markets Equity Fund BAMNA Sub-Advisory Agreement”) between the Manager and BAMNA and sub-advisory agreement (the “Sustainable Emerging Markets Equity Fund BIL Sub-Advisory Agreement”) between the Manager and BIL, each with respect to Sustainable Emerging Markets Equity Fund.

The Board of Trustees of BlackRock Unconstrained Equity Fund (“Unconstrained Equity Fund”) met on April 20, 2022 and May 10-11, 2022 to consider the approval to continue the investment advisory agreement (the “Unconstrained Equity Fund Advisory Agreement”) between Unconstrained Equity Fund and Manager, its investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Unconstrained Equity Fund Sub-Advisory Agreement”) between the Manager and BIL with respect to Unconstrained Equity Fund.

Emerging Markets Fund, Sustainable Emerging Markets Equity Fund and Unconstrained Equity Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager, BAMNA and BIL are referred to herein as “BlackRock.” The Emerging Markets Fund Advisory Agreement, the Emerging Markets Fund BAMNA Sub-Advisory Agreement, the Emerging Markets Fund BIL Sub-Advisory Agreement, the Corporation Advisory Agreement, the Sustainable Emerging Markets Equity Fund BAMNA Sub-Advisory Agreement, the Sustainable Emerging Markets Equity Fund BIL Sub-Advisory Agreement, the Unconstrained Equity Fund Advisory Agreement and the Unconstrained Equity Fund Sub-Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Directors of Emerging Markets Fund, the Board of Directors of the Corporation and the Board of Trustees of Unconstrained Equity Fund are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 20, 2022 are referred to as the “April Meeting” and the meetings held on May 10-11, 2022 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), each Board considers the approval of the continuation of the pertinent Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the pertinent Fund or, with respect to Sustainable Emerging Markets Equity Fund, the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. Each Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. Each Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, each Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, each Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s or, with respect to Sustainable Emerging Markets Equity Fund, the Corporation’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, each Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements   (continued)

provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, each Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. Each Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Each Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements   (continued)

The Board noted that for the one-, three- and five-year periods reported, Unconstrained Equity Fund ranked in the first, second and second quartiles, respectively, against its Performance Peers. The Board noted that effective March 1, 2022, the Fund had undergone a change in its investment strategy and in that connection had changed its name from BlackRock Long-Horizon Equity Fund to BlackRock Unconstrained Equity Fund.

The Board noted that for the one-, three- and five-year periods reported, Emerging Markets Fund ranked in the third, first and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, Sustainable Emerging Markets Equity Fund ranked in the third, third and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods. The Board noted that effective November 2, 2021, the Fund had undergone a change in its investment strategy and in that connection had changed its name from BlackRock Asian Dragon Fund to BlackRock Sustainable Emerging Markets Equity Fund.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. Each Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. Each Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that each of Emerging Markets Fund’s and Sustainable Emerging Markets Equity Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the pertinent Fund’s average daily net assets on a class-by-class basis.

The Board noted that Unconstrained Equity Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on March 1, 2022.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. Each Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements   (continued)

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board of Emerging Markets Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Emerging Markets Fund Advisory Agreement between the Manager and Emerging Markets Fund, (ii) the Emerging Markets Fund BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to Emerging Markets Fund and (iii) the Emerging Markets Fund BIL Sub-Advisory Agreement between the Manager and BIL with respect to Emerging Markets Fund, each for a one-year term ending June 30, 2023.

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of (i) the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of Sustainable Emerging Markets Equity Fund, (ii) the Sustainable Emerging Markets Equity Fund BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to Sustainable Emerging Markets Equity Fund and (iii) the Sustainable Emerging Markets Equity Fund BIL Sub-Advisory Agreement between the Manager and BIL with respect to Sustainable Emerging Markets Equity Fund, each for a one-year term ending June 30, 2023.

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board of Unconstrained Equity Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Unconstrained Equity Fund Advisory Agreement between the Manager and Unconstrained Equity Fund and (ii) the Unconstrained Equity Fund Sub-Advisory Agreement between the Manager and BIL with respect to Unconstrained Equity Fund, both for a one-year term ending June 30, 2023.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	61

Additional Information   (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Asset Management North Asia Limited(a)

Hong Kong

BlackRock International Limited(b)

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Emerging Markets and Sustainable Emerging Markets Equity.
(b)	For Emerging Markets, Unconstrained Equity and Sustainable Emerging Markets Equity.

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Glossary of Terms Used in this Report

Currency Abbreviation

GBP	British Pound

THB	Thai Baht

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	63

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GLEQ4-10/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Unconstrained Equity Fund (Formerly BlackRock Long-Horizon Equity Fund)

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Unconstrained Equity Fund

Date: December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Unconstrained Equity Fund

Date: December 21, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Unconstrained Equity Fund

Date: December 21, 2022

4